Exhibit 10.28

Contract#: 1158251
Sales Partner: House Account
LOAN AGREEMENT (ACH Repayment) (California)
Agreement dated      May 21 2018      between Strategic Funding Source, Inc. ("SFSI") and the borrower listed below ("Borrower").
                (Month)(Day)(Year)

BORROWER INFORMATION

Borrower's Legal Name: PURA NATURALS, INC.
D/B/A: Pura Naturals		State of Incorporation / Organization: CA
Type of entity: Corporation
Physical Address: 23101 Lake Center Dr Ste	City: Lake Forest	State: CA	Zip: 92630-2898
100
Mailing Address:	City:	State:	Zip:
Date business started (mm/yy): 12/2005	Federal ID# 47-4164403
Monthly Total Sales _____________	Monthly Card Sales ________	Monthly Cash Sales _________

LOAN TERMS

For value received, Borrower hereby promises to pay to SFSI, as the lead creditor, for itself and other co-investors (collectively the Funders), the principal amount specified below ("Loan Amount"), plus interest, in lawful money of the United States. Borrower shall deliver the principal and interest amount specified below (the "Repayment Amount") to SFSI from the payment of monies from Borrower's customers' and/or other third party (the "Receipts" defined as all payments made by cash, check, electronic transfer or other form of monetary payment in the ordinary course of the Borrower's business), for the payment of Borrower's sale of goods or services.

The Repayment Amount shall be paid to SFSI by Borrower's irrevocably authorizing only one depositing account acceptable to SFSI (the "account") to remit the percentage specified below (the "Specified Percentage") of the Borrower's settlement amounts due from each transaction, until such time as SFSI receives payment in full of the Repayment Amount. Borrower hereby authorizes SFSI to ACH Debit the specified remittances from the Borrower's bank account on a daily basis and will provide SFSI with all required access codes. Borrower understands that it is responsible for ensuring that the specified percentage to be debited by SFS remains in the account and will be held responsible for any fees incurred by SFSI resulting from a rejected ACH attempt or an event of default. (See Appendix A) SFSI is not responsible for any overdrafts or rejected transactions that may result from SFSI' ACH debiting the specified amounts under the terms of this agreement. SFSI will debit the specific daily amount every business day and upon receipt of the Borrower's monthly bank statements to reconcile the Borrower's account by either crediting or debiting the difference from or back to the Borrower's bank account so that the amount debited per month equals the specified percentage. It is solely the Borrower's responsibility to send all their bank statements and a missed month forfeits all future reconciliations. SFSI may, upon Borrower's request, extend the time for any payment due under this Agreement for such time as SFSI, in its sole discretion, deems appropriate. Notwithstanding anything to the contrary in this Agreement or any other agreement between SFSI and its Funders and Borrower, upon the occurrence of an Event of Default under Section 4 of the LOAN AGREEMENT TERMS AND CONDITIONS, the Specified Percentage shall equal 100%.

*** Obtaining another Cash Advance or similar financing, secured or unsecured during the performance of this agreement shall constitute an
Event of Default.***

Loan Amount: $28,500.00	Repayment Amount: $40,470.00	Specific Daily Repayment Amount: $165.00

THE TERMS, DEFINITIONS, CONDITIONS AND INFORMATION SET FORTH IN THE "LOAN AGREEMENT TERMS AND CONDITIONS", THE "SECURITY AGREEMENT AND GUARANTY", AND "ADMINISTRATIVE FORM" ARE HEREBY INCORPORATED IN AND MADE A PART OF THIS AGREEMENT.

MERCHANT #1

By Robert Switzer O1_SIG	/s/ Robert Switzer
(Print Name and Title)	(Signature)

MERCHANT #2
By O2_SIG
(Print Name and Title)	(Signature)

OWNER/GUARANTOR #1
By Robert Switzer O1_SIG	/s/ Robert Switzer
(Print Name and Title)	(Signature)

OWNER/GUARANTOR #2
By O2_SIG
(Print Name and Title)	(Signature)

STRATEGIC FUNDING SOURCE, INC.
By
(Company Officer)	(Signature)

Each of above-signed Borrower and Owner/Guarantor represents that he or she is authorized to sign this Agreement for Borrower and that the information provided herein and in all of SFSI's forms is true, accurate and complete in all respects. SFSI may produce a monthly statement reflecting the delivery of the Specified Percentage of Receivables from Borrower via Bank.

ANY MISREPRESENTATION MADE BY BORROWER OR ANY OWNER/GUARANTOR IN CONNECTION WITH THIS AGREEMENT MAY CONSTITUTE A SEPARATE CAUSE OF ACTION FOR FRAUDULENT INDUCEMENT TO PROVIDE FINANCING.

SFS-California ACH Loan 1-25-2016 Page 1 of 8

LOAN AGREEMENT TERMS AND CONDITIONS

I. TERMS OF ENROLLMENT IN PROGRAM	1.8 No Liability. In no event will Bank or SFSI, nor	("Advisor"), provided such Advisor uses such
1.1 Borrower Deposit Agreement. Borrower shall	any of the Funders be liable for any claims asserted by	information solely for the purpose of advising
execute an agreement (the "Borrower Deposit	Borrower under any legal theory for lost profits, lost	Borrower and first agrees in writing to be bound by
Agreement") acceptable to SFS, with a Bank	revenues, lost business opportunities, exemplary,	the terms of this Section 1.13.
acceptable to SFS, to obtain electronic fund transfer	punitive, special, incidental, indirect or consequential	1.14 Publicity. Borrower and each Owner/Guarantor
services. Borrower shall provide SFS and/or its	damages, each of which is waived by Borrower and	authorizes SFSI to use its, his or her name in a listing
authorized agent with all of the information,	Owner/Guarantor.	of clients and in advertising and marketing materials.
authorizations and passwords necessary for verifying	1.9 Reliance on Terms. Section 1.1, 1.7, 1.8, 2.5, and	1.15 D/B/A's. Borrower hereby acknowledges and
Borrower's receivables, receipts and deposits into the	4.6 of this Agreement are agreed to for the benefit	agrees that SFSI may be using "doing business as" or
account. Borrower shall authorize SFS and/or it's	of Borrower, SFSI and its Funders and Bank, and	"d/b/a" names in connection with various matters
agent to deduct the amounts owed to SFS for the	notwithstanding the fact that Bank is not a party	relating to the transaction between SFSI and
Receipts as specified herein from settlement amounts	of this Agreement, Bank may rely upon their terms	Borrower, including the filing of UCC-1 financing
which would otherwise be due to Borrower from	and raise them as a defense in any action.	statements and other notices or filings.
electronic check transactions and to pay such amounts	1.10 Savings Clause. In no event shall the aggregate	II. REPRESENTATIONS, WARRANTIES AND
to SFS by permitting SFS to withdraw the specified	amount of interest charged or collected hereunder	COVENANTS Borrower and each Owner/Guarantor
percentages by ACH debiting of the account. The	exceed the highest rate permissible at law. In the	represents, warrants and covenants that as of this date
authorization shall be irrevocable without the written	event that a court determines that SFSI has charged or	and during the term of this Agreement:
consent of SFS.	received interest hereunder in excess of the highest	2.1 Financial Condition and Financial Information.
1.2 Term of Agreement. This Agreement shall have a	applicable rate, the rate in effect hereunder shall	Its financial statements, copies of which have been
term of one year. Upon the expiration of the term, this	automatically be reduced to the maximum rate	furnished to SFSI, and future statements which will be
Agreement shall automatically renew for successive	permitted by applicable law and SFSI shall promptly	furnished hereafter at the request of SFSI, fairly
one-year terms, provided, however, that during the	refund to Borrower any interest received by SFSI in	represent the financial condition of Owner/Guarantor
renewal term(s) Borrower may terminate this	excess of the maximum lawful rate, it being intended	and Borrower at such dates, and since those dates
Agreement upon ninety days' prior written notice	that Borrower not pay or contract to pay, and that	there has been no material adverse change, financial
(effective upon receipt) to SFSI. The termination of	SFSI not receive or contract to receive, directly or	or otherwise, in such condition, operation or
this Agreement shall not affect Borrower's	indirectly in any manner whatsoever, interest in excess	ownership of Borrower. Borrower has a continuing,
responsibility to satisfy all outstanding obligations	of that which may be paid by Borrower under	affirmative obligation to advise SFSI of any material
(including the Loan Amount and accrued interest) to	applicable law.	adverse change in its financial condition, operation or
SFSI at the time of termination.	1.11 Power of Attorney. Borrower irrevocably appoints	ownership. Borrower's failure to do so is a material
1.3 Additional Loans. SFSI reserves the right to	SFSI as its agent and attorney-in-fact with full	breach of this Agreement.
rescind the offer to make additional loans hereunder,	authority to take any action or execute any instrument	2.2 Governmental Approvals. Borrower is in
in its sole discretion.	or document to settle all obligations due to SFSI from	compliance and shall comply with all laws and has
1.4 Bridge Account. Borrower may be required to open	Bank, or upon the occurrence of an Event of Default	valid permits, authorizations and licenses to own,
a new bank account into which the Specified	under Section 4 hereof, to settle all obligations due to	operate and lease its properties and to conduct the
Percentage of the settlement amounts will be	SFSI from Borrower, under this Agreement, including	business in which it is presently engaged.
deposited (the "Bridge Account"). Borrower	without limitation (i) to obtain and adjust insurance;	2.3 Authorization. Borrower, and the person(s) signing
appoints SFSI as "Acting Agent" over the Bridge	(ii) to collect monies due or to become due under or in	this Agreement on behalf of Borrower, have full
Account, and shall instruct the Bank to designate	respect of any of the Collateral (as defined in the	power and authority to execute this Agreement and to
the Bridge Account as the depository account for	Security Agreement and Guaranty); (iii) to receive,	incur and perform the obligations under this
all transactions. Borrower assumes all	endorse and collect any checks, notes, drafts,	Agreement, all of which have been duly authorized.
responsibility for all fees, costs, charge-backs or	instruments, documents or chattel paper in connection	2.4 Insurance. Borrower will maintain businessinterruption
suspicious items processed through the Bridge	with clause (i) or clause (ii) above; (iv) to sign	insurance naming SFSI as loss payee and
Account (see "Miscellaneous Service Fees"	Borrower's name on any invoice, bill of lading, or	additional insured in amounts and against risks as are
paragraph 3.7) Borrower agrees to maintain a	assignment directing customers or account debtors to	satisfactory to SFSI and shall provide SFSI proof of
minimum balance in the Bridge Account (the	make payment directly to SFSI; and (v) to file any	such insurance upon request.
"Minimum Balance") equal to the per-month	claims or take any action or institute any proceeding	2.5 Borrower Processing Agreement and
average of all fees charged to Borrower by Bank,	which SFSI may deem necessary for the collection of	Arrangements. Without SFSI's prior written consent,
averaged over a six-month period.	any of the unpaid Repayment Amount from the	Borrower will not (i) change the card Bank through
1.5 Financial Condition. Owner/Guarantor and	Collateral, or otherwise to enforce its rights with	which the major cards are settled from Bank to
Borrower authorize SFSI, its agents and	respect to payment of the Repayment Amount.	another card Bank; (ii) permit any event to occur that
representatives and any credit reporting agency	1.12 Protection of Information. Borrower and each	could cause diversion of any of Borrower's card
engaged by SFSI, to investigate their creditworthiness,	person signing this Agreement on behalf of Borrower	transactions from Bank to another Bank; (iii) change
financial responsibility and history, and they agree to	and/or as Owner/Guarantor, in respect of himself or	its arrangements with Bank or amend the Borrower
provide SFSI any financial statements, tax returns,	herself personally, authorizes SFSI to disclose to any	Processing Agreement in any way that is adverse to
references, or other financial information, as SFSI	third party information concerning Borrower's and	SFSI; (iv) add card processing terminals; (v) use
deems necessary prior to or after execution of this	each Owner's/Guarantor's credit standing (including	multiple card processing terminals; (vi) change its
Agreement. A photocopy of this authorization will be	credit bureau reports that SFSI obtains) and business	financial institution or bank account(s) (including the
deemed as acceptable for release of credit and	conduct. Borrower and each Owner/Guarantor hereby	Bridge Account); (vii) take any other action that could
financial information. Borrower and Owner/Guarantor	waives to the maximum extent permitted by law any	have any adverse effect upon Borrower's obligations
authorize SFSI to update their credit and financial	claim for damages against SFSI or any of its affiliates	under this Agreement; or (viii) take any action, fail to
profile from time to time in the future, as SFSI deems	and Funders relating to any (i) investigation	take any action, or offer any incentive—economic or
appropriate. An investigative or consumer report may	undertaken by or on behalf of SFSI as permitted by	otherwise—the result of which will be to discourage
be made in connection with this Agreement.	this Agreement or (ii) disclosure of information as	the use of cards that are settled through Bank, or to
1.6 Transactional History. Borrower authorizes their	permitted by this Agreement.	induce any customers to pay for Borrower's services
Bank to provide SFSI with Borrower's banking	1.13 Confidentiality. Borrower understands and agrees	with any means other than cards that are settled
history.	that the terms and conditions of the products and	through Bank, or permit any event to occur that could
1.7 Indemnification. Borrower and each	services offered by SFSI, including this Agreement,	have an adverse effect on the use, acceptance, or
Owner/Guarantor jointly and severally indemnify and	the Security Agreement and Guaranty and any other	authorization of cards for the purchase of Borrower's
hold harmless Bank, its officers, directors and	SFSI documents (collectively, "Confidential	services and products. Any such change, action or
shareholders against all losses, damages, claims,	Information") are proprietary and confidential	inaction shall be a material breach of this Agreement.
liabilities and expenses (including reasonable	information of SFSI. Accordingly unless disclosure is	2.6 Change of Name, Location or Jurisdiction of
attorney's fees) incurred by Bank resulting from (a)	required by law or court order, Borrower shall not	Organization. Borrower will not conduct Borrower's
claims asserted by SFSI for monies owed to SFSI	disclose Confidential Information to any person other	businesses under any name other than as disclosed to
from Borrower and (b) actions taken by Bank in	than an attorney, accountant, financial advisor or	the Bank and SFSI, change any of its places of
reliance upon information or instructions provided by	employee of Borrower who needs to know such	business, or change its jurisdiction of organization.
SFSI.	information for the purpose of advising Borrower

2.7 Daily Batch Out. Borrower will batch out receipts	2.18 Use of Proceeds. Borrower will conduct its	Court and execute thereon; and (v) SFSI may exercise
with the Bank on a daily basis.	business and use the Loan Amount in the ordinary	its rights under the Assignment of Lease. All rights,
2.8 Estoppel Certificate. Borrower will at any time,	course of its business, consistent with past practice.	powers and remedies of SFSI in connection with this
and from time to time, upon at least one (1) day's	2.19 Accuracy of Information. All information	Agreement and the Security Agreement and Guaranty
prior notice from SFSI to Borrower, execute,	provided by Borrower and each Owner/Guarantor to	may be exercised at any time by SFSI after the
acknowledge and deliver to SFSI and/or to any other	SFSI herein, in the Security Agreement and Guaranty,	occurrence of an Event of Default, are cumulative and
person, firm or corporation specified by SFSI, a	and in all other SFSI forms is true, accurate and	not exclusive, and shall be in addition to any other
statement certifying that this Agreement is unmodified	complete in all respects.	rights, powers or remedies provided by law or equity.
and in full force and effect (or, if there have been	III. EVENTS OF DEFAULT AND REMEDIES	3.3 Costs. Borrower and Owner/Guarantor shall pay to
modifications, that the same is in full force and effect	3.1 Events of Default. The occurrence of any of the	SFSI all reasonable costs associated with (a) a breach
as modified and stating the modifications) and stating	following events shall constitute an "Event of	by Borrower or Owner/Guarantor of the
the dates which the Repayment Amount or any portion	Default" hereunder: (a) Borrower or Owner/Guarantor	representations, warranties and covenants in this
thereof has been repaid.	violates any term, covenant or condition in this	Agreement and the Security Agreement and Guaranty
2.9 No Bankruptcy or Insolvency. As of the date of	Agreement or the Security Agreement and Guaranty;	and the enforcement thereof, and (b) the enforcement
this Agreement, Borrower. and Guarantors represent	(b) any representation or warranty by Borrower or	of SFSI's remedies set forth in Section 3.2 above,
that they are not Insolvent and have not filed any	Owner/Guarantor in this Agreement or the Security	including but not limited to court costs and attorneys'
petition for bankruptcy protection under Title 11 of	Agreement and Guaranty shall prove to have been	fees.
the United States Code and there has been no	incorrect, incomplete, false or misleading in any	3.4 Required Notifications. Borrower and
involuntary petition brought or pending against	material respect when made; (c) Borrower or	Owner/Guarantor are required to give SFSI
Borrower. Borrower further warrants that it does not	Owner/Guarantor admits its inability to pay its debts,	written notice within 24 hours of any filing by
anticipate filing any such bankruptcy petition and it	or makes a general assignment for the benefit of	Borrower or Owner/Guarantor under Title 11 of
does not anticipate that an involuntary petition will be	creditors; or any proceeding shall be instituted by or	the United States Code. Borrower is required to
filed against it.	against Borrower or Owner/Guarantor seeking to	give SFSI seven days' written notice prior to the
2.10 Other Financing . Borrower shall not enter into	adjudicate it bankrupt or insolvent, or seeking	closing of any sale of all or substantially all of the
any arrangement, agreement or commitment that	reorganization, arrangement, adjustment, or	Borrower's assets or stock. Borrower is required
relates to or involves Receipts, whether in the form of	composition of it or its debts; (d) Owner/Guarantor	to give SFSI fourteen days' written notice prior to
a purchase (such as a merchant cash advance) or a	sends a notice of termination of the Security	the suspension, dissolution or terminations its
loan against, or the sale or purchase of credits against,	Agreement and Guaranty; (e) Borrower suspends,	business.
any Receipts, cash deposits or future card or mobile	dissolves or terminates its business; (f) Borrower sells	3.5 Default Fee. Upon the Occurrence of any Event of
payment sales with any party other than SFSI without	all or substantially all of its assets; (g) Borrower	Default, and written notice to Borrower thereof,
its written permission.	makes or sends notice of any intended bulk sale or	Borrower shall pay to SFSI a default fee ("Default
2.11 Unencumbered Receipts. Borrower has good and	transfer by Borrower; (h) Borrower performs any act	Fee") of $2,500. This Default Fee shall be payable on
marketable title to all Receipts, free and clear of any	that encumbers the cash flow of the business placing	demand and stand in addition to any other fees or
and all liabilities, liens, claims, changes, restrictions,	undue stress on the viability of the operations and	penalties outlined within this Agreement, the Security
conditions, options, rights, mortgages, security	reduces the value of the Collateral or the security	Agreement or Guaranty.
interests, equities, pledges and encumbrances of any	interest granted in the Collateral under the Security	3.6 Bank Change Fee. Borrower shall pay to SFSI
kind or nature whatsoever or any other rights or	Agreement and Guaranty;; (i) Owner/Guarantor	$5,000.00 in the event that Borrower (i) uses multiple
interests that may be inconsistent with the transactions	performs any act that reduces the value of the	Bank accounts for deposits without the prior written
contemplated with, or adverse to the interests of,	Additional Collateral (as defined in the Security	consent of SFSI, or (ii) changes its Bank without the
SFSI.	Agreement and Guaranty) or the security interest	prior written consent of SFSI. Such Bank Change Fee
2.12 Business Purpose. Borrower is a valid business in	granted in the Additional Collateral under the Security	(i) shall be due and payable to SFSI on demand, (ii) is
good standing under the laws of the jurisdictions in	Agreement and Guaranty; (j) Borrower or	not exclusive of, and is cumulative with, any other fee
which it is organized and/or operates, and Borrower is	Owner/Guarantor performs any act that reduces the	or amount paid or payable to SFSI by Borrower
entering into this Agreement for business purposes	value of the Cross-Collateral (as defined in the	pursuant to this Agreement or the Security Agreement
and not as a consumer for personal, family or	Security Agreement and Guaranty); (k) Borrower or	and Guaranty; and (iii) shall not be construed as a
household purposes.	any Owner/Guarantor files any petition for bankruptcy	waiver of any Event of Default hereunder or under the
2.13 Default Under Other Contracts. Borrower's	under the United States code or an involuntary	Security Agreement and Guaranty or as otherwise
execution of or performance under this Agreement	petition for bankruptcy has been brought or is pending	operating to reduce or limit SFSI's rights or remedies
will not cause or create an event of default by	against Borrower or any Owner/Guarantor; or (l)	provided for hereunder, under the Security Agreement
Borrower under any contract with another person or	Borrower or Owner/Guarantor defaults under any of	and Guaranty or at law or in equity.
entity.	the terms, covenants and conditions of any other	3.7 Miscellaneous Service Fees. Borrower shall pay
2.14 Delivery of Confession of Judgment. Upon	agreement with SFSI including those with affiliated /	certain fees for services related to the origination and
execution of this Agreement, Borrower shall deliver to	associated businesses.	maintenance of accounts which may include but not
SFSI an executed Confession of Judgment, in the	3.2 Remedies. Upon the occurrence of an Event of	be limited to: Borrowers funding is done
form provided by SFSI, in favor of SFSI and its	Default that is not waived pursuant to Section 4.4	electronically to their designated bank account and
Funders in the amount of the Loan Amount.	hereof, SFSI may proceed to protect and enforce its	charged a fee of $35.00 for a Fed Wire or $15.00 for
2.15 Delivery of Assignment of Lease. Borrower and	rights or remedies by suit in equity or by action at law,	an ACH. The fee for underwriting and origination is
Owner/Guarantor authorize SFSI to receive pertinent	or both, whether for the specific performance of any	paid from the funded amount in accordance with the
information regarding the commercial lease for the	covenant, agreement or other provision contained	schedule below. If Borrower is utilizing a Bridge /
physical location of Borrower's business (the	herein, or to enforce the discharge of Borrower's and	Control Account, there is an upfront fee of $395.00
"Premises") from any applicable leasing company and	Owner's/Guarantor's obligations hereunder, under the	for the bank fees and administrative costs of
or agent. Upon execution of this Agreement,	Security Agreement and Guaranty, or pursuant to any	maintaining such account for each financing
Borrower shall deliver to SFSI an executed	other legal or equitable right or remedy. Upon SFSI's	agreement with Borrower. Fund transfers from
Assignment of Lease covering the Premises in favor	notice to Borrower of any Event of Default, the entire	Bridge / Control Accounts to Borrower's operating
of SFSI.	Repayment amount and unpaid fees not already paid	bank account will be charged $10.95 per month via
2.16 Sale of Business. Borrower shall not sell, dispose,	to SFSI shall become immediately due and payable to	ACH. This fee will continue if the bridge account
transfer or otherwise convey its business or assets	SFSI. In addition, upon an Event of Default (i) SFSI	remains open after the RTR is paid. Borrower will be
without (i) the express prior written consent of SFSI,	may enforce the provisions of the Security Agreement	charged $50.00 for each change of its operating bank
and (ii) the written agreement of any purchaser or	and Guaranty against the Borrower and	account once active with SFSI. Any administrative
transferee assuming all of Borrower's obligations	Owner/Guarantor; (ii) SFSI may enforce its security	adjustments associated with changes to the Specified
under this Agreement pursuant to documentation	interest in the Collateral, the Additional Collateral and	Percentage will incur a fee of $75.00 per occurrence.
satisfactory to SFSI.	the Cross-Collateral; (iii) SFSI may debit Borrower's	(All fees are subject to change)
2.17 Bridge Account. Borrower will not take any	depository accounts wherever situated by means of
action to cause the Specified Percentage of the	ACH debit or facsimile signature on a computergenerated
settlement amounts to be settled or delivered to any	check drawn on Borrower's bank account or	INITIALS: RS
account other than the Bridge Account. Borrower will	otherwise; (iv) SFSI may enter the Confession of
maintain a Minimum Balance in the Bridge Account.	Judgment as a judgment with the appropriate Clerk of	IV. MISCELLANEOUS

4.1 Modifications; Agreements. No modification,	Agreement and Guaranty with or without prior written	AND SHALL BE INTERPRETED IN THE
amendment, waiver or consent of any provision of this	notice to Borrower and Owner/Guarantor. SFSI's	BROADEST WAY THE LAW WILL ALLOW.
Agreement or the Security Agreement and Guaranty	Funders shall be third party beneficiaries of all such	Covered claims
shall be effective unless the same shall be in writing	agreements. This Agreement and the Security	· You or we may arbitrate any claim, dispute or
and signed by SFSI.	Agreement and Guaranty shall be governed by and	controversy between you and us arising out of or
4.2 Assignment. Borrower acknowledges and	construed in accordance with the laws of the State of	related to your account, a previous related account
understands that SFSI is acting on its own behalf and	California, without regards to any applicable	or our relationship (called "Claims").
as the administrator and lead investor for a group of	principals of conflicts of law. Any suit, action or	· If arbitration is chosen by any party, neither
independent co- investors a list of which can be	proceeding arising hereunder or under the Security	you nor we will have the right to litigate that
provided to Borrower after funding and upon written	Agreement and Guaranty, or the interpretation,	Claim in court or have a jury trial on that
notice to SFSI. SFSI may assign, transfer or sell its	performance or breach hereof or thereof, shall, if SFSI	Claim.
rights to receive the Loan Amount and any accrued but	so elects, be instituted in any court sitting in Los	· Except as stated below, all Claims are subject to
unpaid interest or delegate its duties hereunder, either	Angeles County, State of California (the "Acceptable	arbitration, no matter what legal theory they're
in whole or in part.	Forums"). Borrower and Owner/Guarantor agree that	based on or what remedy (damages, or injunctive
4.3 Notices. All notices, requests, consent, demands and	the Acceptable Forums are convenient to them, and	or declaratory relief) they seek, including Claims
other communications hereunder and under the	submits to the jurisdiction of the Acceptable Forums	based on contract, tort (including intentional tort),
Borrower Security Agreement and Guaranty shall be	and waives any and all objections to jurisdiction or	fraud, agency, your or our negligence, statutory or
delivered by ordinary mail, effective upon mailing, to	venue. Should such proceeding be initiated in any	regulatory provisions, or any other sources of law;
the respective parties to this Agreement and the	other forum, Borrower and Owner/Guarantor waive	Claims made as counterclaims, cross-claims, thirdparty
Security Agreement and Guaranty at the addresses set	any right to oppose any motion or application made	claims, interpleaders or otherwise; Claims
forth in this Agreement and shall become effective	by SFSI to transfer such proceeding to an Acceptable	made regarding past, present, or future conduct;
only upon receipt. The Parties hereto may also send	Forum.	and Claims made independently or with other
such notices, requests, consent, demands and other	4.8 Survival of Representation, etc. All	claims. This also includes Claims made by or
communications via facsimile ("FAX") or electronic	representations, warranties and covenants herein and	against anyone connected with us or you or
mail ("Email") at such FAX numbers and email	in the Security Agreement and Guaranty shall survive	claiming through us or you, or by someone making
addresses communicated by the parties hereto in	the execution and delivery of this Agreement and the	a claim through us or you, such as a co-applicant,
writing.	Security Agreement and Guaranty and shall continue	authorized user, employee, agent, representative or
4.4 Waiver Remedies. No failure on the part of SFSI to	in full force until all obligations under this Agreement	an affiliated/parent/subsidiary company.
exercise, and no delay in exercising, any right under	and the Security Agreement and Guaranty shall have	Arbitration limits
this Agreement or the Security Agreement and	been satisfied in full and this Agreement and the	· Individual Claims filed in a small claims court are
Guaranty shall operate as a waiver thereof, nor shall	Security Agreement and Guaranty shall have	not subject to arbitration, as long as the matter
any single or partial exercise of any right under this	terminated.	stays in small claims court.
Agreement or the Security Agreement and Guaranty	4.9 Severability. In case any of the provisions in this	· We won't initiate arbitration to collect a debt from
preclude any other or further exercise thereof or the	Agreement or the Security Agreement and Guaranty is	you unless you choose to arbitrate or assert a
exercise of any other right. The remedies provided	found to be invalid, illegal or unenforceable in any	Claim against us. If you assert a Claim against us,
hereunder and under the Security Agreement and	respect, the validity, legality and enforceability of any	we can choose to arbitrate, including actions to
Guaranty are cumulative and not exclusive of any	other provision contained herein or therein shall not in	collect a debt from you. You may arbitrate on an
remedies provided by law or equity.	any way be affected or impaired.	individual basis Claims brought against you,
4.5 Solicitations. Borrower and each Owner/Guarantor	4.10 Entire Agreement. Any provision hereof and in the	including Claims to collect a debt.
authorizes SFSI and its affiliates to communicate	Security Agreement and Guaranty prohibited by law	· Claims brought as part of a class action, private
with, solicit and /or market to Borrower and each	shall be ineffective only to the extent of such	attorney general or other representative action can
Owner/Guarantor via regular mail, telephone, email	prohibition without invalidating the remaining	be arbitrated only on an individual basis. The
and facsimile in connection with the provision of	provisions hereof or thereof. This Agreement and the	arbitrator has no authority to arbitrate any claim on
goods or services by SFSI, its affiliates or any third	Security Agreement and Guaranty embody the entire	a class or representative basis and may award relief
party that SFSI shares, transfers, exchanges, discloses	agreement between Borrower, Owner/Guarantor and	only on an individual basis. If arbitration is
or provides information with and will hold SFSI, its	SFSI and supersede all prior agreements and	chosen by any party, neither you nor we may
affiliates and such third parties harmless against any	understandings relating to the subject matter hereof.	pursue a Claim as part of a class action or other
and all claims pursuant to the federal CAN-SPAM	4.11 JURY TRIAL WAIVER. TO THE EXTENT	representative action. Claims of 2 or more persons
ACT of 2003 (Controlling the Assault of Non-	PERMITTED BY APPLICABLE LAW, THE	may not be combined in the same arbitration.
Solicited Pornography and Marketing Act of 2003),	PARTIES HERETO WAIVE TRIAL BY JURY IN	However, applicants, co-applicants, authorized
the Telephone Consumer Protection Act (TCPA), and	ANY COURT IN ANY SUIT, ACTION OR	users on a single account and/or related accounts,
any and all other states of federal laws relating to	PROCEEDING ON ANY MATTER ARISING IN	or corporate affiliates are here considered as one
transmissions or solicitations by and any of the	CONNECTION WITH OR IN ANY WAY	person.
methods described above.	RELATED TO THE TRANSACTIONS OF	How arbitration works
4.6 Terminated Borrower File and Match File.	WHICH THIS AGREEMENT AND THE	· Arbitration shall be conducted by the American
Borrower expressly acknowledges that a Terminated	SECURITY AGREEMENT AND GUARANTY IS	Arbitration Association ("AAA") according to this
Borrower File ("TMF"), or any successor thereto, is	A PART OR THE ENFORECEMENT HEREOF	arbitration provision and the applicable AAA
maintained by MasterCard or VISA containing the	OR THEREOF. THE PARTIES HERETO	arbitration rules in effect when the claim is filed
business name and names and identification of	ACKNOWLEDGE THAT EACH MAKES THIS	("AAA Rules"), except where those rules conflict
principals of Borrowers which have been terminated	WAIVER KNOWINGLY, WILLINGLY AND	with this arbitration provision. You can obtain
for one or more of the reasons specified in	VOLUNTARILY AND WITHOUT DURESS, AND	copies of the AAA Rules at the AAA's website
MasterCard or VISA operating regulations. Such	ONLY AFTER EXTENSIVE CONSIDERATION	(www.adr.org) or by calling 800-778-7879. You or
reasons include, but are not limited to, fraud,	OF THE RAMIFICATIONS OF THIS WAIVER	we may choose to have a hearing, appear at any
counterfeit drafts, unauthorized transactions,	WITH THEIR ATTORNEYS.	hearing by phone or other electronic means, and/or
excessive charge-backs and retrieval requests, money	4.12. ARBITRATION. PLEASE READ THIS	be represented by counsel. Any in-person hearing
laundering, or where a high security risk exists.	PROVISION OF THE AGREEMENT	will be held in the same city as the U.S. District
4.7 Binding Effect; Governing Law, Venue and	CAREFULLY. THIS SECTION PROVIDES THAT	Court closet to your billing address.
Jurisdiction. This Agreement and the Security	DISPUTES MAY BE RESOLVED BY BINDING	· Arbitration may be requested any time, even where
Agreement and Guaranty shall be binding upon and	ARBITRATION. ARBITRATION REPLACES	there is a pending lawsuit, unless a trial has begun
inure to the benefit of Borrower, Owner/Guarantor,	THE RIGHT TO GO TO COURT, HAVE A JURY	or a final judgment entered. Neither you nor we
SFSI (and it's Funders) and their respective	TRIAL OR INITIATE OR PARTICIPATE IN A	waive the right to arbitrate by filing or serving a
successors and assigns, except that Borrower and	CLASS ACTION. IN ARBITRATION, DISPUTES	complaint, answer, counterclaim, motion, or
Owner/Guarantor shall not have the right to assign	ARE RESOLVED BY AN ARBITRATOR, NOT A	discovery in a court lawsuit. To choose arbitration,
their rights hereunder, under the Security Agreement	JUDGE OR JURY. ARBITRATION	a party may file a motion to compel arbitration in a
and Guaranty or any interest herein or therein without	PROCEDURES ARE SIMPLER AND MORE	pending matter and/or commence arbitration by
the prior written consent of SFSI which consent may	LIMITED THAN IN COURT. THIS	submitting the required AAA forms and requisite
be withheld in SFSI's sole discretion. SFSI reserves	ARBITRATION PROVISION IS GOVERNED BY	filing fees to the AAA.
the rights to assign this Agreement and the Security	THE FEDERAL ARBITRATION ACT (FAA),

· The arbitration shall be conducted by a single	· We will pay your share of the	appeal is final. A final award is subject to judicial
arbitrator in accord with this arbitration provision	arbitration fee for an arbitration of Claims of $75,000 or	review as provided by applicable law.
and the AAA Rules, which may limit discovery.	less if they are unrelated to debt collection. Otherwise,	Survival and Severability of Terms
The arbitrator shall not apply any federal or state	arbitration fees will be allocated according to the	· This arbitration provision shall survive changes in
rules of civil procedure for discovery, but the	applicable AAA Rules. If we prevail, we may not	this Agreement and termination of the account or
arbitrator shall honor claims of privilege	recover our arbitration fees, unless the arbitrator decides	the relationship between you and us, including the
recognized at law and shall take reasonable steps	you Claim was frivolous. All parties are responsible for	bankruptcy of any party and any sale of your
to protect account information and other	their own attorney's fees, expert fees and any other	account, or amounts owed on your account, to
confidential information of either party if	expenses, unless the arbitrator awards such fees or	another person or entity. If any part of this
requested to do so. The arbitrator shall apply	expenses to you or us based on applicable law.	arbitration provision is deemed invalid or
applicable substantive law consistent with the FAA	The final award	unenforceable, the other terms shall remain in
and applicable statute of limitations, and may	· Any award by an arbitrator is final unless a party	force, except that there can be no arbitration of a
award damages or other relief under applicable	appeals it in writing to the AAA within 30 days of	class or representative Claim. This arbitration
law.	notice of the award. The arbitration appeal shall	provision may not be amended, severed or waived,
· The arbitrator shall make any award in writing	be determined by a panel of 3 arbitrators. The	except as provided in this Agreement or in a
and, if requested by you or us, may provide a brief	panel will consider all facts and legal issues anew	written agreement between you and us.
statement of the reasons for the award. An	based on the same evidence presented in the prior	4.13 Facsimile and PDF Acceptance. Facsimile and
arbitration award shall decide the rights and	arbitration, and will make decisions based on a	PDF signatures shall be deemed acceptable for all
obligations only of the parties named in the	majority vote. Arbitration fees for the arbitration	purposes.
arbitration, and shall not have any bearing on any	appeal shall be allocated according to the
other person or dispute.	applicable AAA Rules. An award by a panel on	INITIALS: RS
Paying for arbitration fees

STRATEGIC FUNDING SOURCE, INC - SECURITY AGREEMENT AND GUARANTY

Borrower's Legal Name: PURA NATURALS, INC.
D/B/A: Pura Naturals		State of Incorporation / Organization: CA
Physical Address: 23101 Lake Center Dr Ste	City: Lake Forest	State: CA	Zip: 92630-2898
100
Federal ID# 47-4164403

SECURITY AGREEMENT

Security Interest. To secure Borrower's payment and performance obligations to SFSI and its affiliates or Funders under the Loan Agreement (the "Loan Agreement"), Borrower hereby grants to SFSI a security interest in (a) all accounts, chattel paper, cash, deposit accounts, documents, equipment, general intangibles, instruments, inventory, or investment property, as those terms are defined in Article 9 of the Uniform Commercial Code of the State of California as amended (the "UCC"), now or hereafter owned or acquired by Borrower; and (b) all proceeds, as that term is defined in Article 9 of the UCC (a and b collectively, the "Collateral").

Cross-Collateral. To secure Guarantor's payment and performance obligations to SFSI (and its Funders) under this Security Agreement and Guaranty (the "Agreement"),

Guarantor hereby grants SFSI, for itself and its Funders, a security interest in ADVANCED INNOVATIVE RECOVERY TECHNOLOGIES, INC. (d/b/a AIRTech) (the "Additional Collateral"). Guarantor understands that SFSI will have a security interest in the aforesaid Additional Collateral upon execution of this Agreement. Borrower and Guarantor each acknowledge and agree that any security interest granted to SFSI under any other agreement between Borrower or Guarantor and SFSI (the "Cross- Collateral") will secure the obligations hereunder and under the Loan Agreement. Borrower and Guarantor each agrees to execute any documents or take any action in connection with this Agreement as SFSI deems necessary to perfect or maintain SFSI's first priority security interest in the Collateral, the Additional Collateral and the Cross-Collateral, including the execution of any account control agreements.

Borrower and Guarantor each hereby authorizes SFSI to file any financing statements deemed necessary by SFSI to perfect or maintain SFSI's security interest, which financing statement may contain notification that Borrower and Guarantor have granted a negative pledge to SFSI with respect to the Collateral, the Additional Collateral and the Cross-Collateral, and that any subsequent lender or lienor may be tortiously interfering with SFSI's rights. Borrower and Guarantor shall be liable for and SFSI may charge and collect all costs and expenses, including but not limited to attorney's fees, which may be incurred by SFSI in protecting, preserving and enforcing SFSI's security interest and rights.

Negative Pledge. Borrower and Guarantor each agrees not to create, incur, assume, or permit to exist, directly or indirectly, any additional cash advances, loans, lien on or with respect to any of the Collateral , the Additional Collateral or the Cross-Collateral, as applicable without written permission of SFSI..

Consent to Enter Premises and Assign Lease. SFSI shall have the right to cure Borrower's default in the payment of rent on the following terms. In the event Borrower is served with papers in an action against Borrower for nonpayment of rent or for summary eviction, SFSI may execute its rights and remedies under the Assignment of Lease. Borrower also agrees that SFSI may enter into an agreement with Borrower's landlord giving SFSI the right: (a) to enter Borrower's premises and to take possession of the fixtures and equipment therein for the purpose of protecting and preserving same; and (b) to assign Borrower's lease to another qualified Borrower capable of operating a business comparable to Borrower's at such premises.

Remedies. Upon any Event of Default, SFSI may pursue any remedy available at law (including those available under the provisions of the UCC), or in equity to collect, enforce, or satisfy any obligations then owing, whether by acceleration or otherwise.

GUARANTY

Personal Guaranty. The undersigned Guarantor(s) hereby guarantees to SFSI, and its affiliates or Funders, Borrower's payment and performance of all of the representations, warranties, covenants made by Borrower in this Agreement and the Loan Agreement, as each agreement may be renewed, amended, extended or otherwise modified (the "Guaranteed Obligations"). Guarantor's obligations are due (i) at the time of any breach by Borrower of any representation, warranty, or covenant made by Borrower in this Agreement and the Loan Agreement, and (ii) at the time Borrower admits its inability to pay its debts, or makes a general assignment for the benefit of creditors, or any proceeding shall be instituted by or against Borrower seeking to adjudicate it bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, or composition of it or its debts.

Guarantor Waivers. In the event that Borrower fails to make a payment or perform any obligation when due under the Loan Agreement, SFSI may enforce its rights under this Agreement without first seeking to obtain payment from Borrower, any other guarantor, or any Collateral, Additional Collateral or Cross-Collateral SFSI may hold pursuant to this Agreement or any other guaranty.

SFSI does not have to notify Guarantor of any of the following events and Guarantor will not be released from its obligations under this Agreement if it is not notified of: (i) Borrower's failure to pay timely any amount owed under the Loan Agreement; (ii) any adverse change in Borrower's financial condition or business; (iii) any sale or other disposition of any collateral securing the Guaranteed Obligations or any other guarantee of the Guaranteed Obligations; (iv) SFSI's acceptance of this Agreement ; and (v) any renewal, extension or other modification of the Loan Agreement or Borrower's other obligations to SFSI. In addition, SFSI may take any of the following actions without releasing Guarantor from any of its obligations under this Agreement : (i) renew, extend or otherwise modify the Loan Agreement or Borrower's other obligations to SFSI; (ii) release Borrower from its obligations to SFSI; (iii) sell, release, impair, waive or otherwise fail to realize upon any collateral securing the Guaranteed Obligations or any other guarantee of the Guaranteed Obligations; and (iv) foreclose on any collateral securing the Guaranteed Obligations or any other guarantee of the Guaranteed Obligations in a manner that impairs or precludes the right of Guarantor to obtain reimbursement for payment under this Agreement. Until the Loan Amount plus any accrued but unpaid interest and Borrower's other obligations to SFSI under the Loan Agreement and this Agreement are paid in full, Guarantor shall not seek reimbursement from Borrower or any other guarantor for any amounts paid by it under this Agreement. Guarantor permanently waives and shall not seek to exercise any of the following rights that it may have against Borrower, any other guarantor, or any collateral provided by Borrower or any other guarantor, for any amounts paid by it, or acts performed by it, under this Agreement: (i) subrogation ; (ii) reimbursement; (iii) performance; (iv) indemnification; or (v) contribution. In the event that SFSI must return any amount paid by Borrower or any other guarantor of the Guaranteed Obligations because that person has become subject to a proceeding under the United States Bankruptcy Code or any similar law, Guarantor's obligations under this Agreement shall include that amount.

Guarantor Acknowledgement. Guarantor acknowledges that: (i) He/She understands the seriousness of the provisions of this Agreement ; (ii) He/She has had a full opportunity to consult with counsel of his/her choice; and (iii) He/She has consulted with counsel of its choice or has decided not to avail himself/herself of that opportunity.

Joint and Several Liability. The obligations hereunder of the persons or entities constituting Guarantor under this Agreement are joint and several.

THE TERMS, DEFINITIONS, CONDITIONS AND INFORMATION SET FORTH IN THE "LOAN AGREEMENT", INCLUDING THE "TERMS AND CONDITIONS", ARE HEREBY INCORPORATED IN AND MADE A PART OF THIS SECURITY AGREEMENT AND GUARANTY. CAPITALIZED TERMS NOT DEFINED IN THIS SECURITY AGREEMENT AND GUARANTY, SHALL HAVE THE MEANING SET FORTH IN THE LOAN AGREEMENT, INCLUDING THE TERMS AND CONDITIONS.

MERCHANTS AND OWNERS/GUARANTORS ACKNOWLEDGE THAT THIS WRITING REPRESENTS THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO. IT IS UNDERSTOOD THAT ANY REPRESENTATIONS OR ALLEGED PROMISES BY INDEPENDENT BROKERS OR AGENTS OF ANY PARTY IF NOT INCLUDED IN THIS WRITTEN AGREEMENT ARE CONSIDERED NULL AND VOID. ANY MODIFICATION OR OTHER ALTERATION TO THE AGREEMENT MUST BE IN WRITING AND EXECUTED BY THE PARTIES TO THIS CONTRACT.

MERCHANT #1

By Robert Switzer O1_SIG
(Print Name and Title)	(Signature)

MERCHANT #2
By O2_SIG
(Print Name and Title)	(Signature)

OWNER/GUARANTOR #1
By Robert Switzer O1_SIG
(Print Name and Title)	(Signature)

OWNER/GUARANTOR #2
By O2_SIG
(Print Name and Title)	(Signature)